UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

As previously disclosed by Liquidia Corporation, a Delaware corporation (the “Company”), in August 2022, the judge presiding over the patent infringement lawsuit that was filed by United Therapeutics Corporation (“United Therapeutics”) against the Company in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00755-RGA) (the “Hatch-Waxman Litigation”) issued an opinion that claims 1, 2, 3, 6 and 9 of U.S. Patent No. 9,593,066 (the “‘066 Patent”) were invalid, that the remaining asserted claims of the ‘066 Patent were not infringed by the Company, and that all of the asserted claims of U.S. Patent No. 10,716,793 (the “‘793 Patent”) were both valid and infringed by the Company based on the arguments presented by the Company in the Hatch-Waxman Litigation. As previously disclosed, in September 2022, final judgment was entered in the Hatch-Waxman Litigation that incorporated the findings from the judge’s opinion and ordered that the effective date of any final approval by the FDA of YUTREPIA shall be a date which is not earlier than the expiration date of the ’793 Patent, which will be in 2027. Both the Company and United Therapeutics appealed the decision to the United States Court of Appeals for the Federal Circuit (the “Court of Appeals”).

On March 21, 2023, the Court of Appeals scheduled oral argument for the appeal to be held on May 3, 2023.

This oral argument will relate solely to the appeals of the decisions of the District Court in the Hatch-Waxman Litigation and will not address the decision of the Patent Trial and Appeals Board (“PTAB”) to invalidate all claims of the ‘793 Patent due to the existence of known prior art cited by the Company. United Therapeutics has publicly stated that it will appeal the PTAB’s decision with respect to the ‘793 Patent, but any such appeal will be heard by the Court of Appeals separately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2023	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer